Applicable laws and regulations - Schedule of leverage ratio cannot be lower, at any time, than 3%. The bank will inform to SBP as often as the compliance with the leverage ratio is determined (Details ) - USD ($)
$ in Thousands
	Dec. 31, 2021	Dec. 31, 2020
Cash [abstract]
Ordinary capital	$ 877,777	$ 912,164
Non-risk-weighted assets	$ 8,107,810	$ 6,479,416
Leverage ratio	10.83%	14.08%